CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of   iDcentrix, Inc., (the "Company") on Form 10-K as filed with the Securities and Exchange Commission (the "Report"),

I, Tsoi Tik Man, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2010
	By:	/s/ Tsoi Tik Man
Tsoi Tik Man Chief Executive Officer

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